INFORMATION CIRCULAR

FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF

PETROTEQ ENERGY INC.

(this information is given as of November 4, 2019)

1. SOLICITATION OF PROXIES

This management information circular (the "Circular") and accompanying form of proxy are furnished in connection with the solicitation, by management of Petroteq Energy Inc. (the "Corporation"), of proxies to be used at the annual and special meeting of the holders (the "Shareholders") of common shares ("Common Shares") of the Corporation (the "Meeting") referred to in the accompanying Notice of Annual and Special Meeting (the "Notice") to be held on December 13, 2019, at the time and place and for the purposes set forth in the Notice. The solicitation will be made primarily by mail, subject to the use of Notice-and-Access Provisions (as defined below) in relation to delivery of the meeting materials, but proxies may also be solicited personally or by telephone by directors and/or officers of the Corporation, or by the Corporation's transfer agent, Computershare Investor Services Inc. ("Computershare"), at nominal cost. The cost of solicitation by management will be borne by the Corporation. Pursuant to National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101"), arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation material to the beneficial owners of the Common Shares. The cost of any such solicitation will be borne by the Corporation.

2. NOTICE-AND-ACCESS

The Corporation is sending out proxy-related materials to Shareholders using the notice-and-access provisions under National Instrument 51-102 - Continuous Disclosure Obligations ("NI 51-102") and NI 54-101 (the "Notice-and-Access Provisions"). The Corporation anticipates that use of the Notice-and-Access Provisions will benefit the Corporation by reducing the postage and material costs associated with the printing and mailing of the proxy-related materials and will additionally reduce the environmental impact of such actions.

Shareholders will be provided with electronic access to the Notice and this Circular on the System for Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com and at https://petroteq.energy/2019agm.

Shareholders are reminded to review the Circular before voting. Shareholders will receive paper copies of a notice package (the "Notice Package") via pre-paid mail containing a notice with information prescribed by the Notice-and-Access Provisions and a form of proxy (if you are a registered Shareholder) or a voting instruction form (if you are a non-registered Shareholder). The Corporation will not use procedures known as 'stratification' in relation to the use of Notice-and-Access Provisions. Stratification

occurs when an issuer using Notice-and-Access Provisions sends a paper copy of the Circular to some securityholders with a Notice Package.

Shareholders with questions about notice-and-access can call Computershare toll-free at 1-866-964-0492 (Canada and the U.S. only) or direct at (514) 982-8714 (outside Canada and the U.S. and entering your 15-digit control number as indicated on your voting instruction form or proxy). Shareholders may obtain paper copies of the Circular free of charge by calling 1-800-979-1897 at any time up until and including the date of the Meeting, including any adjournment or postponement thereof. Any Shareholder wishing to obtain a paper copy of the meeting materials should submit their request no later than 12:00 p.m. (EST) on December 3, 2019 in order to receive paper copies of the meeting materials in time to vote before the Meeting. Under the Notice-and-Access Provisions, meeting materials will be available for viewing on the Corporation's website for one year from the date of posting.

3. RECORD DATE

Shareholders of record at the close of business on October 30, 2019 are entitled to receive notice of and attend the Meeting in person or by proxy and are entitled to one vote for each Common Share registered in the name of such Shareholder in respect of each matter to be voted upon at the Meeting.

4. APPOINTMENT OF PROXIES

The persons named in the enclosed form of proxy are directors and/or officers of the Corporation. Each Shareholder submitting a proxy has the right to appoint a person or company (who need not be a Shareholder), other than the persons named in the enclosed form of proxy, to represent such Shareholder at the Meeting or any adjournment or postponement thereof. Such right may be exercised by inserting the name of such representative in the blank space provided in the enclosed form of proxy. All proxies must be executed by the Shareholder or his or her attorney duly authorized in writing or, if the Shareholder is a corporation, by an officer or attorney thereof duly authorized.

A proxy will not be valid for the Meeting or any adjournment or postponement thereof unless it is completed and delivered to Computershare no later than 11:30 a.m. (EST) on December 11, 2019 (or, if the Meeting is adjourned or postponed, 48 hours (Saturdays, Sundays and holidays excepted) prior to the time of holding the Meeting) in accordance with the delivery instructions below or delivered to the chairman (the "Chairman") of the board of directors of the Corporation on the day of the Meeting, prior to the commencement of the Meeting or any adjournment or postponement thereof. The time limit for deposit of proxies may be waived or extended by the Chairman of the Meeting at his discretion, without notice.

A registered Shareholder may submit his/her/its proxy by mail, by telephone or over the internet in accordance with the instructions below. A non-registered Shareholder should follow the instructions included on the voting instruction form provided by his or her Intermediary (as defined below).

Voting Instructions for Registered Holders

A registered Shareholder may submit a proxy by (i) mailing a copy to Computershare Investor Services Inc., Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, (ii) telephone by entering the 15 digit control number at 1-866-732-8683 (Canada and the U.S. only) or (312) 588-4290 (outside Canada and the U.S.), or (iii) online by entering the 15 digit control number at www.investorvote.com.

5. REVOCATION OF PROXIES

Proxies given by Shareholders for use at the Meeting may be revoked at any time prior to their use. Subject to compliance with the requirements described in the following paragraph, the giving of a proxy will not affect the right of a Shareholder to attend, and vote in person at, the Meeting.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the Shareholder or his/her attorney duly authorized in writing, or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized and deposited with Computershare, in a manner provided above under "Proxy and Voting Information - Appointment of Proxies", at any time up to and including 11:30 a.m. (EST) on December 11, 2019 (or, if the Meeting is adjourned or postponed, 48 hours (Saturdays, Sundays and holidays excepted) prior to the holding of the Meeting) or, with the Chairman at the Meeting on the day of such meeting or any adjournment or postponement thereof, and upon any such deposit, the proxy is revoked.

6. NON-REGISTERED HOLDERS

Only registered Shareholders, or the persons they appoint as their proxies, are permitted to attend and vote at the Meeting. However, in many cases, Common Shares beneficially owned by a non-registered Shareholder (a "Non-Registered Holder") are registered either (i) in the name of an intermediary (each, an "Intermediary" and collectively, the "Intermediaries") that the Non-Registered Holder deals with in respect of the Common Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans, or (ii) in the name of a clearing agency (such as CDS Clearing and Depository Services Inc.) of which the Intermediary is a participant.

In accordance with the requirements of NI 54-101, the Corporation has distributed copies of the form of proxy and supplemental mailing card (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Intermediaries will generally use service companies (such as Broadridge Financial Solutions, Inc.) to forward the Meeting Materials to Non-Registered Holders. Generally, a Non-Registered Holder who has not waived the right to receive Meeting Materials will receive either a voting instruction form or, less frequently, a form of proxy. The purpose of these forms is to permit Non-Registered Holders to direct the voting of the Common Shares they beneficially own. Non-Registered Holders should follow the procedures set out below, depending on the type of form they receive:

(1) Voting Instruction Form. In most cases, a Non-Registered Holder will receive, as part of the Meeting Materials, a voting instruction form. If the Non-Registered Holder does not wish to attend and vote at the Meeting in person (or have another person attend and vote on the Non- Registered Holder's behalf), but wishes to direct the voting of the Common Shares they beneficially own, the voting instruction form must be submitted by mail, telephone or over the internet in accordance with the directions on the form. If a Non-Registered Holder wishes to attend and vote at the Meeting in person (or have another person attend and vote on the Non-Registered Holder's behalf), the Non-Registered Holder must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to the Non-Registered Holder; or

(2) Form of Proxy. Less frequently, a Non-Registered Holder will receive, as part of the Meeting Materials, a form of proxy that has already been signed by the Intermediary (typically by facsimile, stamped signature) which is restricted as to the number of Common Shares beneficially owned by the Non-Registered Holder but which is otherwise uncompleted. If the Non-Registered Holder does not wish to attend and vote at the Meeting in person (or have another person attend and vote on the Non-Registered Holder's behalf) but wishes to direct the voting of the Common Shares they beneficially own, the Non-Registered Holder must complete the form of proxy and submit it to Computershare as described above. If a Non-Registered Holder wishes to attend and vote at the Meeting in person (or have another person attend and vote on the Non-Registered Holder's behalf), the Non-Registered Holder must strike out the persons named in the proxy and insert the Non-Registered Holder's (or such other person's) name in the blank space provided.

In either case, Non-Registered Holders should carefully follow the instructions of their Intermediaries, including those regarding when and where the proxy or the voting instruction form is to be delivered.

A Non-Registered Holder may revoke a voting instruction form or a waiver of the right to receive Meeting Materials and to vote given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the Intermediary at least seven days prior to the Meeting.

A Non-Registered Holder may fall into two categories - those who object to their identity being made known to the issuers of the securities which they own ("Objecting Beneficial Owners") and those who do not object to their identity being made known to the issuers of the securities which they own ("Non-Objecting Beneficial Owners"). Subject to the provisions of NI 54-101, issuers may request and obtain a list of their Non-Objecting Beneficial Owners from Intermediaries. Pursuant to NI 54-101, issuers may obtain and use the Non-Objecting Beneficial Owners list in connection with any matters relating to the affairs of the issuer, including the distribution of proxy-related materials directly to Non-Objecting Beneficial Owners. The Corporation is sending Meeting Materials directly to Non-Objecting Beneficial Owners; the Corporation uses and pays Intermediaries and agents to send the Meeting Materials. The Corporation also intends to pay for Intermediaries to deliver the Meeting Materials to Objecting Beneficial Owners.

These securityholder materials are being sent to both registered Shareholders and Non- Registered Holders utilizing the Notice-and-Access Provisions. If you are a Non-Registered Holder, and the Corporation or its agent sent these materials directly to you, your name, address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding securities on your behalf.

By choosing to send these materials to you directly utilizing the Notice-and-Access Provisions, the Corporation (and not the Intermediary holding securities on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instruction form as specified in the request for voting instructions that was sent to you.

7. EXERCISE OF DISCRETION BY PROXIES

Common Shares represented by properly executed proxies in favour of the persons named in the enclosed form of proxy will be voted on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to the matters identified in the proxy, the Common Shares will be voted or withheld from voting in accordance with the specifications so made. Where Shareholders have properly executed proxies in favour of the persons named in the enclosed form of proxy and have not specified in the form of proxy the manner in which the named proxies are required to vote the Common Shares represented thereby, such shares will be voted in favour of the passing of the matters set forth in the Notice. If a Shareholder appoints a representative other than the persons designated in the form of proxy, the Corporation assumes no responsibility as to whether the representative so appointed will attend the Meeting on the day thereof or any adjournment or postponement thereof.

The enclosed form of proxy confers discretionary authority with respect to amendments or variations to the matters identified in the Notice and with respect to other matters that may properly come before the Meeting. At the date hereof, the management of the Corporation and the directors of the Corporation know of no such amendments, variations or other matters to come before the Meeting. However, if any other matters which at present are not known to the management of the Corporation and the directors of the Corporation should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxies

Unless otherwise indicated in this Circular and in the form of proxy and Notice attached hereto, Shareholders shall mean registered Shareholders.

8. INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as described elsewhere in this Information Circular, management of the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) any director or executive officer of the Corporation, (b) any proposed nominee for election as a director of the Corporation, and (c) any associates or affiliates of any of the persons or companies listed in (a) and (b), in any matter to be acted on at the Meeting.

9. VOTING SECURITIES AND PRINCIPAL HOLDERS

As at the date hereof, the Corporation had 197,536,969 Common Shares outstanding, representing the Corporation's only securities with respect to which a voting right may be exercised at the Meeting. Each Common Share carries the right to one vote at the Meeting. A quorum for the transaction of business at the Meeting is two shareholders, or one or more proxyholders representing two shareholders, or one shareholder and a proxyholder representing another shareholder, holding or representing not less than five percent (5%) of the issued and outstanding Common Shares enjoying voting rights at the Meeting.

To the knowledge of the directors and senior officers of the Corporation as at the date hereof, based on information provided on the System for Disclosure by Insiders (SEDI) and on information filed by third parties on the System for Electronic Document Analysis and Retrieval (SEDAR), no person or corporation beneficially owned, directly or indirectly, or exercised control or discretion over, voting securities of the Corporation carrying more than 10% of the voting rights attached to any class of voting securities of the Corporation.

10. BUSINESS OF THE MEETING

To the knowledge of the directors of the Corporation, the only matters to be brought before the Meeting are those set forth in the accompanying Notice of Meeting.

(i) Financial Statements

Pursuant to the Business Corporations Act (Ontario) (the "OBCA"), the directors of the Corporation will place before the shareholders at the Meeting the audited financial statements of the Corporation for the years ended August 31, 2019 and 2018 and the auditors' report thereon, the audited financial statements of the Corporation for the years ended August 31, 2018 and 2017 and the auditors' report thereon. Shareholder approval is not required in relation to the financial statements.

(ii) Election of Directors

The board of directors of the Corporation presently consists of five directors. All of the current directors have been directors since the dates indicated below and all will be standing for re-election. The board of directors recommends that shareholders vote FOR the election of the six nominees of management listed in the following table.

Each director will hold office until his/her reelection or replacement at the next annual meeting of the shareholders unless he/she resigns his/her duties or his/her office becomes vacant following his/her death, dismissal or any other cause prior to such meeting.

Unless otherwise instructed, proxies and voting instructions given pursuant to this solicitation by the management of the Corporation will be voted for the election of the proposed nominees. If any proposed nominee is unable to serve as a director, the individuals named in the enclosed form of proxy reserve the right to nominate and vote for another nominee in their discretion.

Nominees to the Board of Directors

Name and Residence	Position and Office	Principal Occupation, Business or Employment(1)	Served as Director Since	Number of Common Shares over which Control or Direction is Exercised(1)
Alex Blyumkin(2) Los Angeles, California	Executive Chairman and Director	Executive Chairman of the Corporation	October 15, 2012	9,293,053
Dr. Gerald Bailey Seabrook, Texas	President and Director	President of the Corporation and Chairman of Bailey Energy LLC	October 15, 2012	163,831(3)
Travis Schneider(2) Surrey, British Columbia	Director	Manager of Corporate Affairs for AgriMarine Holdings Inc.	December 28, 2011	49,650(4)
Robert Dennewald(2) Luxembourg, Luxembourg	Director	Chief Executive Officer for Eurobeton S.A.	April 14, 2015	294,030(5)
David Sealock Calgary, Alberta	Chief Executive Officer and Director	Chief Executive Officer of the Corporation(7)	October 29, 2018	70,267(6)
Anya Goldin Encino, California	Nominee	Management and Legal Consultant(8)	N/A	300,000

Notes:

(1) The information as to principal occupation, business or employment and shares beneficially owned or controlled is not within the knowledge of management of the Corporation and has been furnished by the respective individuals.

(2) Member of the Audit Committee.

(3) In addition, Mr. Bailey holds stock options exercisable for up to 1,475,000 Common Shares.

(4) In addition, Mr. Schneider holds stock options exercisable for up to 1,475,000 Common Shares.

(5) In addition, Mr. Dennewald holds stock options exercisable for up to 1,475,000 Common Shares.

(6) In addition, Mr. Sealock holds stock options exercisable for up to 1,000,000 Common Shares.

(7) During the past five (5) years, Mr. Sealock, a current and prospective member of the board of directors, who has not previously been elected by a vote of shareholders, also carried on the following principal occupations: President of Autus Ventures Inc. since 2015; Vice-President, Research & Development of PTAC from January 2017 to August 2017; and President & Chief Operating Officer of Sulvaris Inc. from 2014 to 2015.

(8) During the past five (5) years, Ms. Goldin, a prospective member of the board of directors, who has not previously been elected by a vote of shareholders, also carried on the principal occupation of Vice President and General Counsel of Sistema PJSF from 2007 to 2014; and Lecturer in Law at USC Gould School of Law since January 2018.

Corporate Cease Trade Orders or Bankruptcies

None of the proposed directors of the Corporation is, as at the date hereof, or has been, within the previous 10 years, a director, chief executive officer or chief financial officer of any company (including the Corporation) that, (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

None of the proposed directors of the Corporation is, as at the date hereof, or has been, within the previous 10 years, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Penalties or Sanctions

None of the proposed directors of the Corporation has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Personal Bankruptcies

None of the proposed directors of the Corporation has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

(iii) Appointment of Auditor

Unless otherwise instructed, the persons named in the enclosed proxy or voting instruction form intend to vote such proxy or voting instruction form in favour of the re-appointment of Hay & Watson, Chartered Professional Accountants, as auditors of the Corporation to hold office until the next annual meeting of shareholders and the authorization of the directors of the Corporation to fix their remuneration.

The directors of the Corporation recommend that shareholders vote in favour of the appointment of Hay & Watson, Chartered Professional Accountants, and the authorization of the directors of the Corporation to fix their remuneration. To be adopted, this resolution is required to be passed by the affirmative vote of a majority of the votes cast at the Meeting.

(iv) Stock Option Plan

The Corporation has a fixed number stock option plan (the "2018 Option Plan"), which was approved by shareholders on November 23, 2018, reserving 13,492,146 Common Shares (20% of the issued and outstanding Common Shares on such date). As at the date hereof, there are 9,808,333 Common Shares reserved for issuance under the 2018 Option Plan (or its predecessors plans).

At the Meeting, shareholders will be asked to pass a resolution approving an amended and restated fixed number stock option plan (the "2019 Option Plan"), a copy of which is attached hereto as Schedule "A". The only difference between the 2018 Option Plan and the 2019 Option Plan is to increase the number of shares reserved for issuance, combined with any equity securities granted under all other compensation arrangements adopted by the Corporation, to 20% of the Corporation's issued and outstanding Common Shares as at the date of the Meeting (39,507,393 based on the number of issued and outstanding Common Shares as at the date hereof). The 2019 Option Plan is subject to approval by the TSX Venture Exchange (the "TSXV") and approval by shareholders of the Corporation.

Accordingly, at the Meeting, shareholders are being asked to consider and, if thought advisable, approve an ordinary resolution in the following form:

"BE IT RESOLVED THAT:

(1) the stock option plan of the Corporation, substantially in the form attached at Schedule "A" to the Information Circular of the Corporation dated November 4, 2019, be and the same is hereby ratified, confirmed and approved;

(2) any director or officer be and is hereby authorized to amend the stock option plan of the Corporation should such amendments be required by applicable regulatory authorities including, but not limited to, the TSX Venture Exchange; and

(3) any one director or officer of the Corporation be and is hereby authorized and directed to do all such things and to execute and deliver all documents and instruments as may be necessary or desirable to carry out the terms of this resolution."

Unless otherwise instructed, the persons named in the enclosed proxy or voting instruction form intend to vote such proxy or voting instruction form in favour of the approval of the 2019 Option Plan. The directors of the Corporation recommend that shareholders vote in favour of the approval of the 2019 Option Plan. To be adopted, this resolution is required to be passed by the affirmative vote of a majority of the votes cast at the Meeting.

(v) Advance Notice By-Law

At the Meeting, shareholders are being asked to consider and, if thought advisable, approve an ordinary resolution adopting a new by-law of the Corporation (the "Advance Notice By-Law") to provide shareholders, as well as the directors and management of the Corporation, with a clear framework for nominating directors of the Corporation in connection with any annual or special meeting of shareholders. The full text of the Advance Notice By-Law is attached hereto as Schedule "B", and it must be approved by shareholders in order to become effective. The Advance Notice By-Law is also subject to approval by the TSXV.

The purpose of the Advance Notice By-Law is to:

  ensure that all shareholders, including those participating in a meeting by proxy rather than in person, receive adequate notice of director nominations and sufficient time and information with respect to all nominees to make appropriate deliberations and register an informed vote; and
  facilitate an orderly and efficient process at shareholder meetings.

The Advance Notice By-Law fixes the deadlines by which shareholders must submit director nominations to the Corporation prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in a timely written notice to the Corporation for any director nominee to be eligible for election at such meeting of shareholders.

Shareholders seeking to nominate candidates for election as directors (other than pursuant to a proposal or requisition of shareholders made in accordance with the provisions of the OBCA) must provide timely notice in writing to the Corporate Secretary of the Corporation. To be timely, a shareholder's notice must be received by the Corporation:

  in the case of an annual general meeting, no later than close of business on the 30th nor earlier than the close of business on the 65th day before the meeting date, provided, however, that in the event the first public announcement of the date of such meeting is less than 40 days prior to the meeting date, notice may be made not later than the close of business on the 10th day following the day on which public announcement of the date of such annual general meeting was first made by the Corporation; and

  in the case of a special meeting called for the purposes of electing directors, no later than the close of business on the 15th day following the day on which public announcement of the date of the special meeting is first made by the Corporation.

The Advance Notice By-Law prescribes the proper written form for a shareholder's notice as well as additional requirements in connection with nominations. Shareholders who fail to comply with the advance notice requirements will not be entitled to make nominations for directors at meetings of shareholders. The board of directors may, in its sole discretion, waive the timely notice requirements above.

At the Meeting, shareholders are being asked to consider and, if thought advisable, approve an ordinary resolution in the following form in connection with the Advance Notice By-Law:

"BE IT RESOLVED THAT:

(1) the Advance Notice By-Law of the Corporation, as set out in Schedule "B" to the Information Circular of the Corporation dated November 4, 2019, be and the same is hereby ratified, confirmed and approved; and

(2) any director or officer of the Corporation be and is hereby authorized to execute and deliver all such documents and to do all such other acts as may be necessary or desirable to give effect to this resolution."

Unless otherwise instructed, the persons named in the enclosed proxy or voting instruction form intend to vote such proxy or voting instruction form in favour of the approval, confirmation and ratification of the Advance Notice By-Law. The directors of the Company recommend that shareholders vote in favour of the approval of the Advance Notice By-Law. To be adopted, this resolution is required to be passed by the affirmative vote of a majority of the votes cast at the Meeting.

(vi) US Stock Exchange Driven Consolidation of Share Capital

On November 23, 2018, shareholders approved (with support of 93.05%) the consolidation of the issued Common Shares on the basis of one (1) post-consolidation Common Share for up to ten (10) pre-consolidation Common Shares. The principal purpose of which was a proposed listing of the Common Shares in the United States on the NASDAQ Capital Market. Pursuant to the TSXV, a consolidation must be effected within 12 months of shareholder approval for the shareholder approval to be accepted by the TSXV.

Accordingly, if applicable, in an effort to place the Corporation in a position to complete a consolidation, if necessary, to list its Common Shares on a United States stock exchange, the Corporation is once again seeking shareholder approval for a consolidation of its presently issued Common Shares on the basis of one (1) post-consolidation Common Share for up to ten (10) pre-consolidation Common Shares (the "Consolidation"), as may be approved by the directors of the Corporation and the TSXV. The consolidation of Common Shares will affect all present shareholders alike and will affect all holders of securities convertible into Common Shares alike. More particularly, the share consolidation will affect those persons holding any convertible securities, such as share purchase warrants or stock options. The directors of the Corporation strongly urge that the shareholders approve the Consolidation.

If the special resolution regarding Consolidation is approved, all registered shareholders will receive a Letter of Transmittal so they may exchange certificates representing their Common Shares for certificates of the correct denomination representing the post-consolidation Common Shares.

Where the Consolidation results in a fractional share, any resulting fractional share that is less than one-half of a share will be cancelled and each resulting fractional share that is at least one-half of a share will be changed to one whole post-consolidation Common Share. Implementation of the share consolidation does not have an effect on the actual or intrinsic value of the business of the Corporation or on a shareholder's proportional ownership in the Corporation.

Accordingly, at the Meeting, shareholders are being asked to consider and, if thought advisable, approve a special resolution in the following form:

"BE IT RESOLVED THAT:

(1) all of the issued and outstanding common shares of the Corporation be consolidated on the basis of one (1) new common share for every ten (10) old common shares, or such lower ratio as the directors may determine;

(2) the board of directors is hereby authorized, at any time in its absolute discretion, to determine whether or not to proceed with the above resolution without further approval, ratification or confirmation by the shareholders; and

(3) any one director or officer of the Corporation be and is hereby authorized and directed to do all such things and to execute and deliver all documents and instruments as may be necessary or desirable to carry out the terms of this resolution."

Unless otherwise instructed, the persons named in the enclosed proxy or voting instruction form intend to vote such proxy or voting instruction form in favour of the approval of the Consolidation. The directors of the Corporation recommend that shareholders vote in favour of the approval of the Consolidation. To be adopted, this special resolution is required to be passed by the affirmative vote of two-thirds (66²⁄³%) of the votes cast at the Meeting.

11. CORPORATE GOVERNANCE DISCLOSURE

Set forth below is a description of the Corporation's current corporate governance practices, as prescribed by Form 58-101F2, which is attached to National Instrument 58-101 - Disclosure of Corporate Governance Practices ("NI 58-101"):

Board of Directors

The directors have determined that Robert Dennewald and Travis Schneider, current and prospective members of the board of directors of the Corporation, are independent as such term is defined in NI 58-101, and that Alex Blyumkin (Executive Chairman), David Sealock (Chief Executive Officer) and Dr. Gerald Bailey (President), current and prospective members of the board of directors of the Corporation, are not independent as such term is defined in NI 58-101, as they are executive officers (as such term is defined in National Instrument 51-102 - Continuous Disclosure Obligations ("NI 51-102")) of the Corporation.

The directors have determined that Anya Goldin, a prospective member of the board of directors of the Corporation, is not independent as such term is defined in NI 58-101, as she received more than CAD$75,000 in direct compensation from the Corporation during a 12 month period within the last three years, namely US$150,000 for consulting services, which was paid by the Corporation by the issuance of 300,000 Common Shares at a deemed price of US$0.50 per share.

Directorships

No directors and prospective directors of the Corporation are presently directors of other issuers that are reporting issuers (or the equivalent).

Orientation and Continuing Education

While the Corporation does not currently have a formal orientation and education program for new members of the board of directors, the Corporation provides such orientation and education on an ad hoc and informal basis.

Ethical Business Conduct

The directors maintain that the Corporation must conduct and be seen to conduct its business dealings in accordance with all applicable laws and the highest ethical standards. The Corporation's reputation for honesty and integrity amongst its shareholders and other stakeholders is key to the success of its business. No employee or director will be permitted to achieve results through violation of laws or regulations, or through unscrupulous dealings.

Any director with a conflict of interest or who is capable of being perceived as being in conflict of interest with respect to the Corporation must abstain from discussion and voting by the board of directors or any committee of the board of directors on any motion to recommend or approve the relevant agreement or transaction. The board of directors must comply with conflict of interest provisions of the OBCA.

Nomination of Directors

Both the directors and management are responsible for selecting nominees for election to the board of directors. At present, there is no formal process established to identify new candidates for nomination. The board of directors and management determine the requirements for skills and experience needed on the board of directors from time to time. The present board of directors and management expect that new nominees have a track record in general business management, special expertise in an area of strategic interest to the Corporation, the ability to devote the time required, support for the Corporation's business objectives and a willingness to serve.

Compensation

The directors carry out the evaluation of the Executive Chairman and Chief Executive Officer and develop the appropriate compensation policies for both the employees of the Corporation and the other directors of the Corporation.

To determine appropriate compensation levels, the directors review compensation paid for directors and Chief Executive Officers of companies of similar size and stage of development in the oil sands technology industries and determine an appropriate compensation reflecting the need to provide incentive and compensation for the time and effort expended by the directors and senior management while taking into account the financial and other resources of the Corporation. In setting compensation levels, the directors annually review the performance of the Executive Chairman and Chief Executive Officer in light of the Corporation's objectives and consider other factors that may have impacted the success of the Corporation in achieving its objectives. The directors may engage independent compensation advice in order to fulfill its mandate.

Assessments

The directors believe that nomination to the Corporation's board of directors is not open ended and that directorships should be reviewed carefully for alignment with the strategic needs of the Corporation. To this extent, the directors constantly review (i) individual director performance and the performance of the board of directors as a whole, including processes and effectiveness; and (ii) the performance of the Chairman, if any, of the board of directors.

12. AUDIT COMMITTEE

National Instrument 52-110 - Audit Committees ("NI 52-110") requires the Corporation, as a venture issuer, to disclose annually in its Information Circular certain information concerning the constitution of its Audit Committee and its relationship with its independent auditor.

Audit Committee Charter

The Corporation's Audit Committee is governed by an audit committee charter, a copy of which is attached hereto as Schedule "C".

Composition of Audit Committee

The Corporation's Audit Committee is comprised of three (3) directors, Alex Blyumkin, Robert Dennewald and Travis Schneider. Each member of the audit committee is financially literate, as such term is defined in NI 52-110, and two of the members, Robert Dennewald and Travis Schneider, are independent, as such term is defined in NI 52-110 and in the OBCA.

Relevant Education and Experience

In addition to each member's general business experience, the education and experience of each audit committee member relevant to the performance of his responsibilities as an audit committee member is as follows:

Alex Blyumkin has vast experience in the oil and fuel industry. He has owned and managed several ventures in the oil and fuel industry and has developed oil properties in Eastern Europe, Central Asia and, most recently, in the United States. Mr. Blyumkin is the Chief Executive Officer of Dalex Industries, Inc., a developer and operator of gasoline service stations in California. Mr. Blyumkin studied Economics and International Relations at Odessa State University, Ukraine. Mr. Blyumkin has been an executive officer and a director of the Corporation since its inception.

Travis Schneider has been the Manager of Corporate Affairs for AgriMarine Holdings Inc., an aquaculture production and technology development company, since 2009. AgriMarine was a publicly traded company on the TSXV and later on the Canadian Securities Exchange from 2009 until its acquisition by Dundee Corporation in 2015.

Robert Dennewald has been the Chairman of Business Federation Luxembourg (FEDIL) from 2006 until 2016 and is a Vice Chairman of the Luxembourg Chamber of Commerce. He is also a member of the board of directors of the Jean-Pierre Pescatore Charity Foundation. He is a director of ING Luxembourg S.A.., the Chairman of investment fund EUREFI S.A. and the angel investor of cleantech company APATEQ and IT company e-Kenz. In 2006 he initiated, together with four financial partners, a MBO/LBO takeover of the Eurobeton Group. In 2010, through a secondary buy-out, he took a controlling interest in Eurobeton, which is a main supplier of building materials in Luxembourg with its subsidiary Contern S.A.. Mr. Dennewald obtained a degree in civil engineering at the University of Liège (B).

External Auditor Matters

Since the commencement of the Corporation's most recently completed financial year, the Corporation's directors have not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor and the Corporation has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the financial year in which the non-audit services were provided. Part 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Corporation's directors and, where applicable, the Audit Committee, on a case-by-case basis.

In the following table, "Audit fees" are fees billed by the Corporation's external auditor for services provided in auditing the Corporation's annual financial statements for the subject year. "Audit-related fees" are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's financial statements. "Tax fees" are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. "All other fees" are fees billed by the auditor for products and services not included in the foregoing categories.

The fees paid by the Corporation to its auditor in its previous two financial year-ends, by category, are as follows (expressed in Canadian dollars):

Financial Year Ending	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
August 31, 2019 (estimates)	$80,000	$Nil	$7,500	$Nil
August 31, 2018	$90,000	$Nil	$7,500	$Nil
August 31, 2017	$67,500	$Nil	$7,500	$Nil

Exemptions:

The Corporation is a "venture issuer" as defined in NI 52-110 and is relying on the exemption contained in Section 6.1 of NI 52-110, which exempts the Corporation from the requirements of Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

13. EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

During the financial years ended August 31, 2019 and 2018, the Corporation's executive compensation program was administered by the board of directors of the Corporation. The Corporation's executive compensation program has the objective of attracting and retaining a qualified and cohesive group of executives, motivating team performance and the aligning of the interests of executives with the interests of the Corporation's shareholders through a package of compensation that is simple and easy to understand and implement. Compensation under the program was designed to achieve both current and longer term goals of the Corporation and to optimize returns to shareholders. In addition, in order to further align the interests of executives with the interests of the Corporation's shareholders, the Corporation has implemented share ownership incentives through incentive stock options. The Corporation's overall compensation objectives are in line with its peer group of oil sands technology companies with opportunities to participate in equity.

In determining the total compensation of any member of senior management, the directors of the Corporation consider all elements of compensation in total rather than one element in isolation. The directors of the Corporation also examine the competitive positioning of total compensation and the mix of fixed, incentive and share-based compensation.

Base Salary

While there is no official set of benchmarks that the Corporation relies on and there is not a defined list of issuers that the Corporation uses as a benchmark, the Corporation makes itself aware of, and is cognisant of, how comparable issuers in its business compensate their executives. The Corporation's peer group in connection with salary compensation consists of a sampling of other oil sands technology companies both private and public. The Executive Chairman and Chief Executive Officer reviews and updates the directors on the peer group and other informal channels and compares the salaries offered by the Corporation against those of the peer group generally to ensure the Corporation's salary compensation is within the range of expected annual base salary for the group.

Bonus Framework

While the directors of the Corporation believe that a well-balanced executive compensation program must simultaneously motivate and reward participants to deliver financial results while maintaining focus on long-term goals that track financial progress and value creation, during the financial years ended August 31, 2019 and 2018, the Corporation did not have in place an annual team bonus or discretionary individual bonus plan and the Corporation did not pay any bonuses.

Group Benefits

The Corporation does not offer a group benefits plan of any kind.

Perquisites and Personal Benefits

While the Corporation reimburses its Named Executive Officers for expenses incurred in the course of performing their duties as executive officers of the Corporation, the Corporation did not provide any compensation that would be considered a perquisite or personal benefit to its Named Executive Officers.

Option-Based Awards

An important part of the Corporation's compensation program is to offer the opportunity and incentive for executives and staff to own shares of the Corporation. The directors of the Corporation believe that ownership of the Corporation's shares will align the interests of executives and future staff with the interests of the Corporation's shareholders.

Incentive stock options are not granted on a regular schedule but rather as the compensation is reviewed by the directors of the Corporation from time to time with input from the Executive Chairman and Chief Executive Officer. When reviewing incentive stock option grants, consideration is given to the total compensation package of the executives and staff and a weighting of appropriate incentives groupings at the senior, mid and junior levels of the staff including past grants. At the time of any incentive stock option grant, consideration is also be given to the available incentive stock option pool remaining for new positions being contemplated by the Corporation.

Incentive stock options are currently granted under the 2018 Option Plan, approved by shareholders on November 23, 2018. Pursuant to the 2018 Option Plan the board of directors of the Corporation may from time to time, in its discretion and in accordance with the TSXV requirements, grant to directors, officers and employees of the Corporation as well as Management Company Employees and Consultants (as such terms are defined in Policy 4.4 - Incentive Stock Options ("Policy 4.4") of the TSXV as amended from time to time), non-transferable options to purchase Common Shares, provided that the number of Common Shares reserved for issuance will not exceed 13,492,146 exercisable for a period of up to ten (10) years from the date of the grant. The number of Common Shares reserved for issuance to any individual director or officer of the Corporation will not exceed 5% of the issued and outstanding Common Shares (2% in the case of optionees providing investor relations services to the Corporation) unless disinterested shareholder approval is obtained. The exercise price of any option granted pursuant to the 2017 Option Plan shall be determined by the board of directors when granted, but shall not be less than the Market Price (as such term is defined in Policy 4.4 as amended from time to time). Options granted pursuant to the 2018 Option Plan are non-assignable, except by means of a will or pursuant to the laws of descent and distribution.

The options may be exercised no later than 12 months following the date the optionee ceases to be a director, officer or consultant of the Corporation, subject to the expiry date of such option. However, if the employment of an employee or consultant is terminated for cause no option held by such optionee may be exercised following the date upon which termination occurred.

At the Meeting, shareholders are being asked to approve the 2019 Option Plan. See "Item 8 - Business of the Meeting - Stock Option Plan".

Summary Compensation Table for Named Executive Officers

"Named Executive Officer" is defined by the legislation to mean: (i) the Chief Executive Officer of the Corporation; (ii) the Chief Financial Officer of the Corporation; (iii) each of the Corporation's three most highly compensated executive officers or the three most highly compensated individuals acting in a similar capacity, other than the Chief Executive Officer and Chief Financial Officer, at the end of the applicable financial year and whose total compensation was, individually, more than $150,000 for that financial year; and (iv) each individual who would be a "Named Executive Officer" under paragraph (iii) but for the fact that the individual was neither an executive officer of the Corporation, nor acting in a similar capacity, at the end of the applicable financial year.

The following table sets forth information concerning the total compensation paid (i) in the financial years ended August 31, 2019, 2018 and 2017 to those persons who were Named Executive Officers of the Corporation for the financial year ended August 31, 2019 (the "2019 NEOs"), and (ii) in the financial years ended August 31, 2018, 2017 and 2016 to those persons who were Named Executive Officers of the Corporation for the financial year ended August 31, 2018 (the "2018 NEOs") (expressed in United States dollars):

					Non-equity incentive plan compensation ($)
Name and principal position	Year	Salary ($)	Share-based awards ($)	Option-based awards ($)	Annual incentive plans	Long term incentive plans	Pension value ($)	All other Compen-sation ($)	Total Compen-sation ($)
Alex Blyumkin Executive Chairman and former Chief Executive Officer(1)	2019	240,000	N/A	N/A	N/A	N/A	N/A	30,000(4)	270,000
	2018	240,000	N/A	N/A	N/A	N/A	N/A	18,000(4)	258,000
	2017	240,000	N/A	N/A	N/A	N/A	N/A	18,000(4)	258,000
	2016	240,000	N/A	N/A	N/A	N/A	N/A	18,000(4)	258,000
David Sealock Chief Executive Officer(2)	2019	88,717	N/A	N/A	N/A	N/A	N/A	27,000(4)	115,717
	2018	50,670	N/A	732,992(5)	N/A	N/A	N/A	N/A	783,662
	2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dr. Gerald Bailey President and former Chief Executive Officer(3)	2019	60,000	N/A	N/A	N/A	N/A	N/A	30,000(4)	90,000
	2018	90,000	N/A	1,534,642(5)	N/A	N/A	N/A	18,000(4)	1,612,642
	2017	100,000	N/A	N/A	N/A	N/A	N/A	18,000(4)	118,000
	2016	80,000	N/A	N/A	N/A	N/A	N/A	18,000(4)	98,000
Mark Korb Chief Financial Officer	2019	90,000	N/A	N/A	N/A	N/A	N/A	N/A	90,000
	2018	90,000	N/A	N/A	N/A	N/A	N/A	N/A	90,000
	2017	90,000	N/A	N/A	N/A	N/A	N/A	N/A	90,000
	2016	90,000	N/A	N/A	N/A	N/A	N/A	N/A	90,000
Vladimir Podlipskiy Chief Technology Officer	2019	74,788	N/A	N/A	N/A	N/A	N/A	N/A	74,788
	2018	38,879	N/A	732,992(5)	N/A	N/A	N/A	N/A	771,871
	2017	N/A	N/A	N/A	N/A	N/A	N/A	74,380(6)	74,380
	2016	120,000	N/A	N/A	N/A	N/A	N/A	N/A	120,000

Notes:

(1) Mr. Blyumkin was Chief Executive Officer of the Corporation from July 18, 2017 to March 26, 2018.

(2) Mr. Sealock was appointed Chief Executive Officer of the Corporation on March 26, 2018 and was appointed a director of the Corporation on October 29, 2018.

(3) Dr. Bailey resigned as Chief Executive Officer of the Corporation on July 18, 2017 and was appointed President on November 30, 2017.

(4) Representing annual director's fees earned during the year.

(5) Calculated at the date of the grant using the Black-Scholes options pricing model with the following assumptions: Risk free interest rates of 2.08%; Dividend yield of 0%; Expected stock price volatility of 125%; Option life of 10 years. Converted to USD based on the average Bank of Canada exchange rate during the year ended August 31, 2018 (1.3031).

(6) On January 17, 2017, the Corporation issued Mr. Podlipsky 100,000 Common Shares pursuant to a Restricted Stock Agreement dated April 13, 2012, between the Corporation and Mr. Podlipsky, executed pursuant to a Technology Transfer Agreement, wherein the Corporation agreed to issue 100,000 Common Shares to Mr. Podlipsky upon the Corporation's successful installation and testing of its oil sands extraction technology to the Corporation's satisfaction. The 100,000 Common Shares had a value of $74,380 on the date of the grant.

Incentive Plan Awards

Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth all awards outstanding for the 2019 NEOs as of August 31, 2019 (expressed in Canadian dollars):

	Option-Based Awards				Share-Based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options(1) ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share based awards that have not vested ($)
Alex Blyumkin	Nil	N/A	N/A	N/A	N/A	N/A
David Sealock	1,000,000	1.00	June 5, 2028	Nil	N/A	N/A
Dr. Gerald Bailey	475,000 1,000,000	2.27 1.00	November 30, 2027 June 5, 2028	Nil Nil	N/A	N/A
Mark Korb	Nil	N/A	N/A	N/A	N/A	N/A
Vladimir Podlipskiy	1,000,000	1.00	June 5, 2028	Nil	N/A	N/A

Notes:

(1) Aggregate value is calculated based on the difference between the exercise price of the options and the last closing price of the Common Shares on the TSXV on August 31, 2019 ($0.25 on August 30, 2019).

The following table sets forth all awards outstanding for the 2018 NEOs as of August 31, 2018 (expressed in Canadian dollars):

	Option-Based Awards				Share-Based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options(1) ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share based awards that have not vested ($)
Alex Blyumkin	Nil	N/A	N/A	N/A	N/A	N/A
David Sealock	1,000,000	1.00	June 5, 2028	490,000	N/A	N/A
Dr. Gerald Bailey	475,000 1,000,000	2.27 1.00	November 30, 2027 June 5, 2028	Nil 490,000	N/A	N/A
Mark Korb	Nil	N/A	N/A	N/A	N/A	N/A
Vladimir Podlipskiy	1,000,000	1.00	June 5, 2028	490,000	N/A	N/A

Notes:

(1) Aggregate value is calculated based on the difference between the exercise price of the options and the last closing price of the Common Shares on the TSXV on August 31, 2018 ($1.49 on August 31, 2018).

Incentive Plan Awards - Value Vested or Earned During the Year

The following table sets forth the value of all incentive plan awards vested or earned for the 2019 NEOs during the year ended August 31, 2019 (expressed in Canadian dollars):

Name	Option-based awards - Value vested during the year(1) ($)	Share-based awards - Value vested during the year ($)	Non-equity incentive plan compensation - Value earned during the year ($)
Alex Blyumkin	N/A	N/A	N/A
David Sealock	Nil	N/A	N/A
Dr. Gerald Bailey	Nil	N/A	N/A
Mark Korb	N/A	N/A	N/A
Vladimir Podlipskiy	Nil	N/A	N/A

Notes:

(1) Aggregate value is calculated based on the difference between the exercise price of the options on the date they vest and the closing price of the Common Shares on the TSXV on such date, or in the event such date is not a trading date, the closing price on the next trading date.

The following table sets forth the value of all incentive plan awards vested or earned for the 2018 NEOs during the year ended August 31, 2018 (expressed in Canadian dollars):

Name	Option-based awards - Value vested during the year(1) ($)	Share-based awards - Value vested during the year ($)	Non-equity incentive plan compensation - Value earned during the year ($)
Alex Blyumkin	N/A	N/A	N/A
David Sealock	Nil	N/A	N/A
Dr. Gerald Bailey	Nil	N/A	N/A
Mark Korb	N/A	N/A	N/A
Vladimir Podlipskiy	Nil	N/A	N/A

Notes:

(1) Aggregate value is calculated based on the difference between the exercise price of the options on the date they vest and the closing price of the Common Shares on the TSXV on such date, or in the event such date is not a trading date, the closing price on the next trading date.

Pension Plan Benefits

The Corporation has not implemented a pension plan.

Termination and Change of Control Benefits

Other than as contemplated below, as at the end of the Corporation's two most recently completed financial years (August 31, 2019 and 2018) the Corporation had not entered into any contract, agreement, plan or arrangement that provides for payments to an Named Executive Officer at, following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the Corporation or a change in an Named Executive Officer's responsibilities.

Pursuant to an executive employment agreement effective March 15, 2018 between the Corporation and David Sealock (the "Sealock Employment Agreement"), upon a Change of Control (as such term is defined in the Sealock Employment Agreement), together with Good Reason (as such term is defined in the Sealock Employment Agreement), which includes, without limitation, a significant change in Mr. Sealock's duties or a material reduction in is compensation, Mr. Sealock is entitled to be paid, within 15 business days of termination, his unpaid salary up to the termination date, all accrued and unused vacation pay, reimbursement of our-of-pocket expenses and he shall remain covered under the Corporation's directors' and officers' insurance policy for two years after his termination.

Risk of Compensation Practices and Disclosure

The directors of the Corporation have not proceeded to a formal evaluation of the implications of the risks associated with the Corporation's compensation policies and practices. Risk management is a consideration of the directors when implementing its compensation program, and the directors of the Corporation do not believe that the Corporation's compensation program results in unnecessary or inappropriate risk taking, including risks that are likely to have a material adverse effect on the Corporation.

Hedging Policy

Neither the Named Executive Officers nor the directors of the Corporation are permitted to purchase financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the Named Executive Officers or directors of the Corporation, including prepaid variable forward contracts, equity swaps, collars or units of exchange funds.

Director Compensation

Effective November 9, 2012, cash compensation equal to US$18,000 per annum is accrued monthly and payable at the end of each financial year (or pro-rata upon ceasing to be a director) to directors of the Corporation in their capacity as directors. In addition, the directors of the Corporation are eligible to receive incentive stock options to purchase Common Shares pursuant to the terms of the 2018 Option Plan.

Effective January 1, 2019, director compensation was amended to US$36,000 per annum, payable quarterly, with the Chairman of the board of directors of the Corporation, if applicable, receiving additional compensation of US$24,000 per annum, payable quarterly.

Director Compensation Table for Directors (other than the Named Executive Officers)

The following table sets forth all compensation provided to person who was a director of the Corporation during the financial year ended August 31, 2019 (other than a director who is a 2019 NEO, whose disclosure with respect to compensation is set out above) for the financial year ended August 31, 2019 (expressed in United States dollars):

Name	Fees earned ($)	Share-based awards ($)	Option-based awards(1) ($)	Non-equity incentive plan compensation ($)	Pension value ($)	All other compensation ($)	Total ($)
Travis Schneider	30,000	N/A	N/A	N/A	N/A	N/A	30,000
Robert Dennewald	30,000	N/A	N/A	N/A	N/A	N/A	30,000

The following table sets forth all compensation provided to person who was a director of the Corporation during the financial year ended August 31, 2018 (other than a director who is a 2018 NEO, whose disclosure with respect to compensation is set out above) for the financial year ended August 31, 2018 (expressed in United States dollars):

Name	Fees earned ($)	Share-based awards ($)	Option-based awards(1) ($)	Non-equity incentive plan compensation ($)	Pension value ($)	All other compensation ($)	Total ($)
Travis Schneider	18,000	N/A	1,534,642	N/A	N/A	N/A	1,552,642
Robert Dennewald	18,000	N/A	1,534,642	N/A	N/A	N/A	1,552,642

Notes:

(1) Calculated at the date of the grant using the Black-Scholes options pricing model with the following assumptions: Risk free interest rates of 2.08%; Dividend yield of 0%; Expected stock price volatility of 125%; Option life of 10 years. Converted to USD based on the average Bank of Canada exchange rate during the year ended August 31, 2018 (1.3031).

Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth all awards outstanding for each person who was a director of the Corporation during the financial year ended August 31, 2019 (other than a director who is a 2019 NEO, whose disclosure with respect to incentive plan awards is set out above) as of August 31, 2019 (expressed in Canadian dollars):

	Option-Based Awards				Share-Based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options(1) ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share based awards that have not vested ($)
Travis Schneider	475,000 1,000,000	2.27 1.00	November 30, 2027 June 5, 2028	Nil Nil	N/A	N/A
Robert Dennewald	475,000 1,000,000	2.27 1.00	November 30, 2027 June 5, 2028	Nil Nil	N/A	N/A

Notes:

(1) Aggregate value is calculated based on the difference between the exercise price of the options and the last closing price of the Common Shares on the TSXV on August 31, 2019 ($0.25 on August 30, 2019).

The following table sets forth all awards outstanding for each person who was a director of the Corporation during the financial year ended August 31, 2018 (other than a director who is a 2018 NEO, whose disclosure with respect to incentive plan awards is set out above) as of August 31, 2018 (expressed in Canadian dollars):

	Option-Based Awards				Share-Based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options(1) ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share based awards that have not vested ($)
Travis Schneider	475,000 1,000,000	2.27 1.00	November 30, 2027 June 5, 2028	Nil 490,000	N/A	N/A
Robert Dennewald	475,000 1,000,000	2.27 1.00	November 30, 2027 June 5, 2028	Nil 490,000	N/A	N/A

Notes:

(1) Aggregate value is calculated based on the difference between the exercise price of the options and the last closing price of the Common Shares on the TSXV on August 31, 2018 ($1.49 on August 31, 2018).

Incentive Plan Awards - Value Vested or Earned During the Year

The following table sets forth the value of all incentive plan awards vested or earned for each person who was a director of the Corporation during the financial year ended August 31, 2019 (other than a director who is a 2019 NEO, whose disclosure with respect to incentive plan awards is set out above) during the year ended August 31, 2019 (expressed in Canadian dollars):

Name	Option-based awards - Value vested during the year(1) ($)	Share-based awards - Value vested during the year ($)	Non-equity incentive plan compensation - Value earned during the year ($)
Travis Schneider	Nil	N/A	N/A
Robert Dennewald	Nil	N/A	N/A

Notes:

(1) Aggregate value is calculated based on the difference between the exercise price of the options on the date they vest and the closing price of the Common Shares on the TSXV on such date, or in the event such date is not a trading date, the closing price on the next trading date.

The following table sets forth the value of all incentive plan awards vested or earned for each person who was a director of the Corporation during the financial year ended August 31, 2018 (other than a director who is a 2018 NEO, whose disclosure with respect to incentive plan awards is set out above) during the year ended August 31, 2018 (expressed in Canadian dollars):

Name	Option-based awards - Value vested during the year(1) ($)	Share-based awards - Value vested during the year ($)	Non-equity incentive plan compensation - Value earned during the year ($)
Travis Schneider	Nil	N/A	N/A
Robert Dennewald	Nil	N/A	N/A

Notes:

(1) Aggregate value is calculated based on the difference between the exercise price of the options on the date they vest and the closing price of the Common Shares on the TSXV on such date, or in the event such date is not a trading date, the closing price on the next trading date.

14. SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of August 31, 2019 regarding the number of Common Shares to be issued pursuant to equity compensation plans of the Corporation and the weighted-average exercise price of said securities:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b) (CAD$)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	9,858,333(1)	0.93	8,111,516
Equity compensation plans not approved by securityholders	-	-	-
Total	9,858,333(1)	0.93	8,111,516

Notes:

(1) Includes 50,000 common share purchase warrants required by the TSXV to be included by the Corporation when calculating available room under the Corporation's stock option plan.

The securities (other than 50,000 common share purchase warrants noted above) referred to in the table above were granted under the 2018 Option Plan (or its predecessors plans).

15. INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

Except for Alex Blyumkin, a director and the Executive Chairman of the Corporation, who owed the Corporation $297,256 as of August 31, 2018 (nil as of August 31, 2019), none of the directors, the proposed nominees for election as director, the executive officers of the Corporation, or any of their respective associates or affiliates is or has been, during the years ended August 31, 2019 and 2018, indebted to the Corporation or any of its subsidiaries in respect of loans, advances or guarantees of indebtedness.

16. DIRECTOR AND OFFICER INSURANCE

The Corporation's current directors' and officers' insurance policies provide for aggregate coverage of US$3,000,000. The policies protect the Corporation's directors and officers against liability incurred by them while acting in their capacities as directors and officers of the Corporation and its subsidiaries. The Corporation's cost for these policies is approximately US$47,500 annually.

17. INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as noted below, none of the informed persons (as such term is defined in NI 51-102) of the Corporation, any proposed director of the Corporation, or any associate or affiliate of any informed person or proposed director, has had any material interest, direct or indirect, in any transaction of the Corporation since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

On February 29, 2019, David Sealock, a director and the Chief Executive Officer of the Corporation, subscribed for 62,500 Common Shares at US$0.40 per share for gross proceeds of US$25,000.

On March 5, 2019, the Corporation issued 571,442 Common Shares in satisfaction of US$228,578 of accrued and unpaid sitting fees to December 31, 2018 owed to its five directors and Corporate Secretary.

On March 20, 2019, Alex Blyumkin, a director and the Executive Chairman of the Corporation, subscribed for 2,222,222 Common Shares at US$0.45 per share for gross proceeds of US$1,000,000.

On May 22, 2019, Alex Blyumkin, a director and the Executive Chairman of the Corporation, subscribed for 308,333 Common Shares at US$0.24 per share for gross proceeds of US$74,000.

18. MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by a person or a company other than the directors or executive officers of the Corporation.

19. PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Other than the foregoing, management of the Corporation knows of no other matter to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters which are not known to the management should properly come before the Meeting, the accompanying form of proxy confers discretionary authority upon the persons named therein to vote on such matters in accordance with their best judgment.

20. ADDITIONAL INFORMATION

Additional information relating to the Corporation is available on SEDAR at www.sedar.com and is provided in the Corporation's financial statements and Management's Discussion and Analysis all as filed on SEDAR (www.sedar.com), copies of which may be obtained from the Corporation upon request. The Corporation may require the payment of a reasonable charge if the request is made by a person who is not a shareholder of the Corporation.

DATED this 4th day of November, 2019.

BY ORDER OF THE BOARD

(signed) "Alex Blyumkin"

Executive Chairman

SCHEDULE "A"

STOCK OPTION PLAN

(see attached)

STOCK OPTION PLAN OF

PETROTEQ ENERGY INC.

(December 13, 2019)

PART 1 - INTRODUCTION

1.01 Purpose

The purpose of the Plan is to secure for the Corporation and its shareholders the benefits of incentive inherent in share ownership by the directors, officers, key employees and, subject to the terms and conditions herein, consultants of the Corporation and its Affiliates who, in the judgment of the Board, will be largely responsible for its future growth and success.

1.02 Definitions

(a) "Affiliate" has the meaning ascribed thereto in the Business Corporations Act (Ontario) as amended from time to time.

(b) "Associate" has the meaning ascribed to such term in the Securities Act (Ontario).

(c) "Blackout Period" means a period during which the Corporation prohibits Optionees from exercising their Options.

(d) "Board" means the board of directors of the Corporation.

(e) "Code" means the U.S. Internal Revenue Code of 1986, as amended.

(f) "Consultant" has the meaning ascribed to such term in Policy 4.4.

(g) "Corporation" means Petroteq Energy Inc., a corporation duly incorporated under the laws of the Province of Ontario, and its Affiliates, if any, and includes any successor or assignee entity or entities into which the Corporation may be merged, changed, or consolidated; any entity for whose securities the securities of the Corporation shall be exchanged; and any assignee of or successor to substantially all of the assets of the Corporation.

(h) "Market Price" has the meaning ascribed to such term in Policy 1.1.

(i) "Disability" or "Disabled" means permanent and total disability as defined in Section 22(e)(3) of the Code.

(j) "Eligible Person" shall mean an officer or director of the Corporation ("Executive") or an employee of the Corporation ("Employee") or a Management Company Employee or a Consultant.

(k) "Exchange" means the TSX Venture Exchange.

(l) "Exercise Notice" means the notice respecting the exercise of an Option, substantially in the form attached to the Option Certificate, duly executed by the Optionee.

(m) "Exercise Price" means the price at which an Option may be exercised as determined in accordance with section 2.03.

(n) "Fair Market Value" means, if the Shares are listed on any national securities exchange within the meaning of Section 409A of the Code, the closing sales price, if any, on the largest such exchange on the valuation date, or, if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the Shares are not then listed on any such exchange, or there has been no trade date within such thirty (30) day period, the fair market value shall be determined in good faith by the Board.

(o) "Section 422 Stock Option" means an Option which is intended to qualify as an incentive stock option under Section 422 of the Code.

(p) "Insider" means (i) an insider as defined in the Securities Act (Ontario), other than a person who falls within the definition solely by virtue of being a director or senior officer of a subsidiary of the Corporation, and (ii) an Associate of any person who is an insider by virtue of the preceding sub-clause (i).

(q) "Investor Relations Activities" has the meaning ascribed to such term in Policy 1.1.

(r) "Management Company Employee" has the meaning ascribed to such term in Policy 4.4.

(s) "Material Information" has the meaning ascribed to such term in Policy 1.1.

(t) "Option" shall mean an option granted under the terms of the Plan.

(u) "Option Certificate" means the certificate, substantially in the form set out as Schedule "A" hereto, evidencing an Option.

(v) "Option Period" shall mean the period during which an option may be exercised.

(w) "Optionee" shall mean an Eligible Person to whom an Option has been granted under the terms of the Plan.

(x) "Outstanding Issue" means the number of Shares outstanding on a non-diluted basis.

(y) "Plan" means the stock option plan established and operated pursuant to Part 2 hereof.

(z) "Policy 1.1" means the Exchange's Policy 1.1 entitled "Interpretation" as amended from time to time.

(aa) "Policy 4.4" means the Exchange's Policy 4.4 entitled "Incentive Stock Options" as amended from time to time.

(bb) "Shares" shall mean the common shares of the Corporation.

PART 2 - SHARE OPTION PLAN

2.01 Participation

 Options shall be granted only to Eligible Persons.

2.02 Determination of Option Recipients

 The Board shall make all necessary or desirable determinations regarding the granting of Options to Eligible Persons and may take into consideration the present and potential contributions of a particular Eligible Person to the success of the Corporation and any other factors which it may deem proper and relevant.

2.03 Price

 The price at which an Optionee may purchase a Share upon the exercise of an Option shall be determined from time to time by the Board and shall be as set forth in the Option Certificate issued in respect of such Option but, in any event, shall not be less than the Market Price, and in the case of an Eligible Person employed or performing services in the United States or otherwise subject to Section 409A of the Code, shall not be less than the greater of (i) Market Price, and (ii) Fair Market Value on the date of grant. If the Optionee owns directly or by reason of the applicable attribution rules more than 10% of the total combined voting power of all classes of stock of the Corporation, the Option price per share of the Shares covered by each Option which is intended to be a Section 422 Stock Option shall be not less than the greater of (i) Market Price, and (ii) one hundred ten percent (110%) of the Fair Market Value on the date of the grant.

2.04 Grant of Options

 The Board may at any time authorize the granting of Options to such Eligible Persons as it may select for the number of Shares that it shall designate, subject to the provisions of the Plan. The date of each grant of Options shall be determined by the Board when the grant is authorized.

 In the event that Options are granted to Employees, Management Company Employees or Consultants, the Corporation represents that such Optionees shall be bona fide Employees, Management Company Employees or Consultants, as the case may be.

 The Corporation may at the time of granting options hereunder provide for additional terms and conditions which are not inconsistent with Part 2 hereof including, without limitation, terms and conditions deferring or delaying the date at which an Option may be exercised in whole or in part. Such additional terms and conditions shall be as set forth in the Option Certificate issued in respect of such Option.

The Option Certificate of any Option which is intended to qualify as an Section 422 Stock Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option qualifies as an "incentive stock option" within the meaning of Section 422 of the Code. Further, the Option Certificate authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Board shall deem advisable and which are not inconsistent with the requirements of Section 422 of the Code.

Notwithstanding any of the foregoing provisions, the Board may authorize the grant of an Option to a person not then in the employ of the Corporation or of an Affiliate, conditioned upon such person becoming eligible to become an Eligible Person at or prior to the execution of the Option Certificate evidencing the actual grant of such Option.

2.05 Term of Options

 Unless otherwise expired pursuant to the terms of the Plan, all Options granted to an Optionee pursuant to this Plan shall expire at the close of business ten (10) years from the date of grant or such earlier date as the Board shall decide when the Option is granted, subject to earlier termination as herein provided; provided, however, that if the Option price is required under section 2.03 to be at least 110% of Fair Market Value, each such Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.

Upon the expiration of the Option Period, the Options granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Shares in respect of which the Option hereby granted has not then been exercised.

Notwithstanding the foregoing, if the expiration of the Option Period falls within a Blackout Period the expiration of the Option Period shall be automatically extended for ten (10) business days after the expiry of the Blackout Period on the condition that (i) the Blackout Period was formally imposed by the Corporation pursuant to its internal trading policies as a result of the bona fide existence of undisclosed Material Information, (ii) the Blackout Period must be deemed to have expired upon the general disclosure of the undisclosed Material Information, and (iii) the automatic extension of an Optionee's options will not be permitted where the Optionee or the Corporation is subject to a cease trade order (or similar order under applicable securities laws) in respect of the Corporation's securities.

No Optionee or his or her legal representative, legatees or distributees will be, or will be deemed to be, a holder of any Shares subject to an Option, unless and until certificates for such Shares are issued to him, her or them or a securities intermediary with whom the Optionee (or his or her legal representative, legatees or distributees) has an account, is recorded as the owner of such Shares in a book-entry system under the terms of the Plan.

2.06 Exercise of Options

Except as set forth in section 2.10, no Option may be exercised unless the Optionee is at the time of such exercise;

(a) in the case of an Employee, in the employ of the Corporation or any Affiliate and shall have been continuously so employed since the grant of his or her Option, or have been a Consultant of the Corporation during such time thereafter, but absence on leave, having the approval of the Corporation or such Affiliate, shall not be considered an interruption of employment for any purpose of the Plan;

(b) in the case of a Consultant, under contract with the Corporation or any Affiliate and shall have been continuously so contracted since the grant of the Option; or

(c) in the case of an Executive, a director or officer of the Corporation or any Affiliate and shall have been such a director or officer continuously since the grant of his or her Option.

No Option may be exercised by an Optionee until the Plan has been approved by the shareholders of the Corporation.

The exercise of any Option will be contingent upon receipt by the Corporation of cash payment of the full Exercise Price of the Shares being purchased by 5:00 p.m. (EST) on the last day of the Option Period by delivering to the Corporation an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Corporation in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

2.07 Vesting of Options

 Executives, Employees, Management Company Employees and Consultants

All Options granted to an Eligible Person, other than Optionees performing Investor Relations Activities, pursuant to this Plan shall vest and become fully exercisable as determined by the Board when the Option is granted.

Optionees performing Investor Relations Activities

All Options granted to Optionees performing Investor Relations Activities, pursuant to this Plan shall vest and become full exercisable as follows or as determined by the Board when the Option is granted, but in any event such Options shall not vest any sooner:

(a) one quarter (1/4) of the Options on the date which is three (3) months from the date said Options are granted;

(b) one quarter (1/4) of the Options on the date which is six (6) months from the date said Options are granted;

(c) one quarter (1/4) of the Options on the date which is nine (9) months from the date said Options are granted; and

(d) the final one quarter (1/4) of the Options on the date which is twelve (12) months from the date said Options are granted.

2.08 Restrictions on Grant of Options

 The granting of Options shall be subject to the following conditions:

(a) not more than two (2%) percent of the Outstanding Issue may be granted to any one Consultant in any 12 month period;

(b) not more than an aggregate of two (2%) percent of the Outstanding Issue may be granted in aggregate to Eligible Persons conducting Investor Relations Activities in any 12 month period;

(c) unless the Corporation has obtained disinterested shareholder approval, not more than five (5%) percent of the Outstanding Issue may be issued to any one individual in any 12 month period;

(d) unless the Corporation has obtained disinterested shareholder approval, not more than an aggregate of ten (10%) percent of the Outstanding Issue may be issued to Insiders in any 12 month period; and

(e) unless the Corporation has obtained disinterested shareholder approval, the Corporation shall not decrease the Exercise Price of Options previously granted to Insiders.

No Options shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan by the Corporation or the approval of the Plan by the stockholders of the Corporation, and provided further, that the fair market value of the Shares (determined at the time the Option is granted) as to which Options designated as Section 422 Stock Options are exercisable for the first time by any Eligible Person during any single calendar year (under the Plan and under any other incentive stock option plan of the Corporation or an Affiliate) shall not exceed US$100,000.

If disinterested shareholder approval is required, the proposed grant(s) or plan must be approved by a majority of the votes cast by all shareholders at the shareholders' meeting excluding votes attaching to shares beneficially owned by (i) Insiders to whom options may be granted under the stock option plan; and (ii) Associates of such Insiders. Holders of non-voting and subordinate voting shares must be given full voting rights on a resolution that requires disinterested shareholder approval.

2.09 Lapsed Options

 If Options are surrendered, terminated or expire without being exercised in whole or in part, new Options may be granted covering the Shares not purchased under such lapsed Options.

2.10 Effect of Termination of Employment, Death or Disability

(a) If an Optionee shall die while employed or retained by the Corporation, or while an Executive, any Options held by the Optionee at the date of death, which have vested pursuant to section 2.07, shall become exercisable, in whole or in part, but only by the persons or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution (the "Successor Optionee"). All such Options shall be exercisable only to the extent that the Optionee was entitled to exercise the Option at the date of his or her death and only for one (1) year after the date of death or prior to the expiration of the Option Period in respect thereof, whichever is sooner, except that in the event the expiration of the Option Period is earlier than one (1) year after the date of death, with the consent of the Exchange, the Options shall be exercisable for up to one (1) year after the date of death of the Optionee as determined by the Board. Notwithstanding the foregoing, the Board, in its discretion, may resolve that up to all of the Options held by an Optionee at the date of death which have not yet vested shall vest immediately upon death.

(b) If the employment or engagement of an Optionee shall terminate with the Corporation due to disability while the Optionee is employed or retained by the Corporation, any Option held by the Optionee on the date the employment or engagement of the Optionee is terminated due to disability, which have vested pursuant to section 2.07, shall become exercisable, in whole or in part. All such Options shall be exercisable only to the extent that the Optionee was entitled to exercise the Option at the date of his or her termination due to disability and only for one (1) year after the date of termination or prior to the expiration of the Option Period in respect thereof, whichever is sooner, provided that Options that become exercisable due to disability shall only be exercisable by the person or persons who have the legal authority to act on behalf of the Optionee in connection with the rights of the Optionee to the Options. Notwithstanding the foregoing, the Board, in its discretion, may resolve that up to all of the Options held by an Optionee on the date the employment or engagement of the Optionee is terminated due to disability which have not yet vested shall vest immediately upon such date.

(c) Subject to section 2.10 (d), if an Optionee ceases to be an Eligible Person (other than as provided in section 2.10 (a) or (b)), any Options held by the Optionee on the date such Optionee ceased to be an Eligible Person, which have vested pursuant to section 2.07, shall be exercisable only to the extent that the Optionee was entitled to exercise the Option at the date such Optionee ceased to be an Eligible Person and only for ninety (90) days after the date such Optionee ceased to be an Eligible Person, subject to the Board's discretion to extend such period for up to one (1) year, or prior to the expiration of the Option Period in respect thereof, whichever is sooner. Notwithstanding the foregoing, the Board, in its discretion, may resolve that up to all of the Options held by an Optionee on the date the Optionee ceased to be an Eligible Person which have not yet vested shall vest immediately upon such date.

(d) If the employment of an Employee or Consultant is terminated for cause (as determined by the Board) no Option held by such Optionee may be exercised following the date upon which Termination occurred.

To the extent required by law, the Corporation shall make adjustments to, and interpret, the Options as required by the U.S. Uniformed Services Employment and Reemployment Rights Act.

2.11 Effect of Offer or Sale

 If at any time when the Option hereby granted remains unexercised with respect to any Shares, (a) a general offer to purchase all of the issued shares of the Corporation is made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporate existence, the Corporation shall use its reasonable best efforts to provide notice of such offer or proposal to the Optionee as soon as practicable and (i) the Corporation may, at its option, permit the Option hereby granted to be exercised, as to all or any of the Optioned Shares in respect of which such Option has not previously been exercised by the Optionee at any time up to and including (but not after) a date twenty (20) days following the date of notice of such offer, sale or other similar transaction or prior to the close of business on the expiration date of the Option Period, whichever is the later; and (ii) the Corporation may, at its option, determine that upon the expiration of such twenty (20) day period, all rights to exercise the Option shall terminate and cease to have any further force or effect.

 The Corporation may, in its sole discretion and without the consent of Optionees, provide for one or more of the following: (i) the assumption of the Plan and outstanding Options by the surviving entity or its parent; (ii) the substitution by the surviving entity or its parent of Options with substantially the same terms for such outstanding Options; (iii) immediate exercisability of such outstanding Options followed by cancellation of such Options; and (iv) settlement of the intrinsic value of the outstanding vested Options in cash or cash equivalents or equity followed by the cancellation of all Options (whether or not then vested or exercisable).

2.12 Effect of Amalgamation, Consolidation or Merger

 If the Corporation amalgamates, consolidates with or merges with or into another corporation, upon the exercise of an Option following such amalgamation, consolidation or merger, the Optionee shall be entitled to receive, and shall accept, in lieu of Shares, the securities, property or cash which the Optionee would have received upon such amalgamation, consolidation or merger if the Optionee had exercised his Option and held Shares immediately prior to the effective date of such amalgamation, consolidation or merger, and the number of Shares and the option price shall be adjusted appropriately by the directors of the Corporation and such adjustment shall be binding for all purposes herein.

2.13 Adjustment in Shares Subject to the Plan

 If there is any change in the Shares through or by means of a declaration of stock dividends of Shares or consolidations, subdivisions or reclassification of Shares, or otherwise, the number of Shares available under the Plan, the Shares subject to any Option, and the Exercise Price thereof shall be adjusted appropriately by the Board and such adjustment shall be effective and binding for all purposes of the Plan. No such adjustment shall be made under the Plan which shall, within the meaning of Sections 424 and 409A of the Code, constitute such a modification, extension, or renewal of an Option as to cause the adjustment to be considered as the grant of a new Option.

2.14 Hold Period

All Options and any Shares issued on the exercise of Options may be subject to and legended with a four month hold period commencing on the date the Options were granted pursuant to the rules of the Exchange and applicable securities laws. Any Shares issued on the exercise of Options may be subject resale restrictions contained in National Instrument 45-102 - Resale of Securities which would apply to the first trade of the Shares.

2.15 Notification of Grant of Option

Following the granting of an Option by the Board, the Corporation shall notify the Optionee in writing of the Option and shall enclose with such notice the Option Certificate representing the Option so granted. Each Optionee, concurrently with the notice of the grant of an Option, shall be provided with a copy of the Plan.

2.16 Disclosure of Personal Information

 By acceptance of an Option Certificate representing the grant of an Option, the Optionee is deemed to consent to (a) the disclosure of Personal Information by the Corporation to the Exchange (as defined in Appendix 6A of the Exchange) pursuant to Form 4G Summary Form - Incentive Stock Options ("Form 4G") of the Exchange, and (b) the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6A of the Exchange or as otherwise identified by the Exchange, from time to time. "Personal Information" means any information about an identifiable individual, and includes the information contained in the tables, as applicable, found in Form 4G.

2.17 Options Granted To Corporations

Except in relation to a Consultant that is a corporation, Options may only be granted to an individual or a corporation that is wholly-owned by an Eligible Person. If a corporation is an Optionee, it must provide the Exchange with a completed Form 4F - Certification and Undertaking Required from a Corporation Granted an Incentive Stock Option. The corporation must agree not to effect or permit any transfer of ownership or option of shares of the corporation nor to issue further shares of any class in the corporation to any other individual or entity as long as the Option remains outstanding, except with the written consent of the Exchange.

PART 3 - GENERAL

3.01 Number of Shares

 The aggregate number of Shares that may be reserved for issuance, at any time, under the Plan and under any other share compensation arrangement adopted by the Corporation, including the Corporation's Restricted Share Unit and Deferred Share Unit Plan, shall not exceed [39,507,393] Shares, being 20% of the total Outstanding Issue as at the date hereof.

 Any Shares subject to an Option which has been granted under the Plan and which is cancelled or terminated in accordance with the terms of the Plan without being exercised as provided for in this Plan shall again be available under the Plan.

3.02 Transferability

 All benefits, rights and options accruing to any Optionee in accordance with the terms and conditions of the Plan shall not be transferable or assignable unless specifically provided herein. During the lifetime of an Optionee, all benefits, rights and options may only be exercised by the Optionee.

3.03 Employment

 Nothing contained in any Plan shall confer upon any Optionee any right with respect to employment or continuance of employment with the Corporation or any Affiliate, or interfere in any way with the right of the Corporation or any Affiliate to terminate the Optionee's employment at any time. Participation in any Plan by an Optionee is voluntary.

3.04 Approval of Plan

 Options issued under the Plan shall only become exercisable after the Plan has been approved by the shareholders of the Corporation; provided, however:

(a) unless consistent with the terms contained herein and approved by the Board, nothing contained herein shall in any way affect Options previously granted by the Corporation and currently outstanding;

(b) the Plan must receive shareholder approval yearly, at the Corporation's annual general meeting.

 The obligation of the Corporation to sell and deliver Shares in accordance with the Plan is subject to the approval of any governmental authority having jurisdiction or any stock exchanges on which the Shares are listed for trading which may be required in connection with the authorization, issuance or sale of such Shares by the Corporation. If any Shares cannot be issued to any Optionee for any reason including, without limitation, the failure to obtain such approval, then the obligation of the Corporation to issue such Shares shall terminate and any Optionee's option price paid to the Corporation shall be returned to the Optionee.

3.05 Administration of the Plan

 The Board is authorized to interpret the Plan from time to time and to adopt, amend and rescind rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. Administration of the Plan shall be the responsibility of the appropriate officers of the Corporation and all costs in respect thereof shall be paid by the Corporation.

3.06 Income Taxes

 As a condition of and prior to participation in the Plan, if requested by the Board, a Optionee shall authorize the Corporation in written form to withhold from any remuneration otherwise payable to such Optionee any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such participation in the Plan.

In addition, if the Corporation is required under the Income Tax Act (Canada) or any other applicable law to make source deductions in respect of employee stock option benefits to the Optionee and to remit to the applicable governmental authority an amount on account of tax on the value of the taxable benefit associated with the issuance of Shares on exercise of Options, then the Optionee shall (i) pay to the Corporation, in addition to the Exercise Price for the Options, sufficient cash as is reasonably determined by the Corporation to be the amount necessary to permit the required tax remittance, (ii) authorize the Corporation, on behalf of the Optionee, to sell in the market on such terms and at such time or times as the Corporation determines a portion of the Shares being issued upon exercise of the Options to realize cash proceeds to be used to satisfy the required tax remittance, or (iii) make other arrangements acceptable to the Corporation to fund the required tax remittance.

3.07 Amendments to the Plan

 The Board reserves the right to amend, modify or terminate the Plan at any time if and when it is advisable in the absolute discretion of the Board. However, any amendments of the Plan which could result, at any time, in:

(a) a material increase in the benefits under the Plan; or

(b) an increase in the number of Shares which would be issued under the Plan (except any increase resulting automatically from an increase in the total Outstanding Issue); or

(c) a material modification in the requirement as to eligibility for participation in the Plan;

shall be effective only upon the approval of the shareholders of the Corporation. Any amendment to any provision of the Plan shall be subject to approval, if required, by any regulatory body having jurisdiction over the securities of the Corporation.

3.08 No Representation or Warranty

 The Corporation makes no representation or warranty as the future market value of any Shares issued in accordance with the provisions of the Plan.

3.09 Interpretation

 The Plan will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

3.10 Savings Clause

 This Plan is intended to comply in all respects with applicable law and regulations, including Section 409A of the Code. In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Section 409A of the Code), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Section 409A of the Code) so as to foster the intent of this Plan.

3.11 Compliance with Applicable Law, etc.

 If any provision of the Plan or of any Option Certificate delivered pursuant to the Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Corporation or the Plan then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

SCHEDULE "A"

PETROTEQ ENERGY INC.

STOCK OPTION PLAN

If issued to officers or directors or at a discount to the Market Price - WITHOUT PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [INSERT DATE THAT IS FOUR MONTHS AND A DAY FROM THE GRANT DATE].

[INSERT APPLICABLE U.S. LEGENDS]

PETROTEQ ENERGY INC.

STOCK OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the Petroteq Energy Inc. (the "Corporation") stock option plan (the "Plan") and evidences that ______________________________ is the holder (the "Optionee") of an option (the "Option") to purchase up to _______________________________ common shares (the "Shares") in the capital stock of the Corporation at a purchase price of CAD$_________ per Share (the "Exercise Price").

If issued to a U.S. person - The Plan provides for the granting of stock options that either (i) are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the United States Internal Revenue Code of 1986 ("Section 422 Stock Options"), as amended (the "Code"), or (ii) do not qualify as Section 422 Stock Options ("Non-Qualified Stock Options"). This Option is intended to be (select one):

 ☐ a Section 422 Stock Option; or

 ☐ a Non-Qualified Stock Option.

Subject to the provisions of the Plan:

(a) the effective date of the grant of the Option is ___________;

(b) the Option expires at 5:00 p.m. (EST) on                         ; and

(c) the Options shall vest as follows:

Date	Percent of Stock Options Vested	Number of Stock Options Vested	Aggregate Number of Stock Options Vested

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the date of the grant of the Option through to 5:00 p.m. (EST) on the expiration date of the Option Period by delivering to the Corporation an Exercise Notice, in the form attached as Appendix "I" hereto, together with this Certificate and a certified cheque or bank draft payable to the Corporation in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

All Options and any Shares issued on the exercise of Options may be subject to resale restrictions and may be subject to and legended with a four month hold period commencing on the date the Options were granted pursuant to the rules of the Exchange and applicable securities laws. The Options hereby granted are subject to the approval of the Exchange.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Optionee hereby expressly agrees with the Corporation to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Corporation shall prevail.

All terms not otherwise defined in this Certificate shall have the meanings given to them under the Plan.

Dated this ____ day of _____________, ______.

PETROTEQ ENERGY INC.

Per:
 ___________________________________________
 Authorized Signatory

APPENDIX "I"
PETROTEQ ENERGY INC.

STOCK OPTION PLAN

EXERCISE NOTICE

TO: PETROTEQ ENERGY INC. (the "Corporation")

1. The undersigned (the "Optionee"), being the holder of options to purchase ________________ common shares of the Corporation at the exercise price of ______ per share, hereby irrevocably gives notice, pursuant to the stock option plan of the Corporation (the "Plan"), of the exercise of the Option to acquire and hereby subscribes for ____________ of such common shares of the Corporation.

2. The Optionee tenders herewith a certified cheque or bank draft payable to the Corporation in an amount equal to the aggregate Exercise Price of the aforesaid common shares exercised and directs the Corporation to issue a share certificate evidencing said common shares in the name of the Optionee to be mailed to the Optionee at the following address:

 ___________________________________

 ___________________________________

 ___________________________________

 ___________________________________

3. By executing this Exercise Notice, the Optionee hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Exercise Notice shall have the meanings given to them under the Plan or the attached Option Certificate.

4. The Optionee is resident in _____________________________ [name of state/province].

5. The undersigned Optionee hereby represents, warrants, acknowledges and agrees that the certificate(s) representing the Shares may be subject to and legended with a four month hold period commencing on the date the Options were granted pursuant to the rules of the TSX Venture Exchange and applicable securities laws.

DATED the ________ day of ____________________, __________.

_______________________________________________
Signature of Optionee

SCHEDULE "B"

ADVANCE NOTICE BY-LAW

(see attached)

BY-LAW NO. 2

A by-law respecting the advance notice of nominations of directors of

PETROTEQ ENERGY INC.

(herein called the "Corporation")

BE IT AND IT IS HEREBY ENACTED as a By-law of the Corporation as follows:

1. Interpretation. In this by-law, unless the context otherwise requires,

 (i) "Act" means the Business Corporations Act (Ontario), and includes the regulations made pursuant thereto;

 (ii)  "Affiliate", when used to indicate a relationship with a person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person;

 (iii) "Applicable Securities Laws" means the Securities Act (Ontario) and the equivalent legislation in or applicable to the other provinces and territories of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each of the applicable provinces and territories of Canada and of any cooperative capital markets regulatory authority;

 (iv) "Associate", when used to indicate a relationship with a specified person, shall mean (A) any corporation or trust of which such person owns beneficially, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such corporation or trust for the time being outstanding, (B) any partner of that person, (C) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, (D) a spouse of such specified person, (E) any person of either sex with whom such specified person is living in conjugal relationship outside marriage or (F) any relative of such specified person or of a person mentioned in clauses (D) or (E) of this definition if that relative has the same residence as the specified person;

 (v) "board" means the board of directors of the Corporation;

 (vi) "Meeting of Shareholders" shall mean such annual shareholders meeting or special shareholders meeting, whether general or not, at which one or more persons are nominated for election to the board by a Nominating Shareholder;

 (vii) "owned beneficially" or "owns beneficially" means, in connection with the ownership of shares in the capital of the Corporation by a person, (A) any such shares as to which such person or any of such person's Affiliates or Associates owns at law or in equity, or has the right to acquire or become the owner at law or in equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, upon the exercise of any conversion right, exchange right or purchase right attaching to any securities, or pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (B) any such shares as to which such person or any of such person's Affiliates or Associates has the right to vote, or the right to direct the voting, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; and (C) any such shares which are owned beneficially within the meaning of this definition by any other person with whom such person is acting jointly or in concert with respect to the Corporation or any of its securities; and

 (viii) "public announcement" shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation or its agents under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com.

2. Nomination of Directors

(a)  Subject only to the Act, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting):

(i)  by or at the direction of the board or an authorized officer of the Corporation, including pursuant to a notice of meeting;

(ii)  by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act or a requisition of the shareholders made in accordance with the provisions of the Act; or

(iii)  by any person (a "Nominating Shareholder") (A) who, at the close of business on the date of the giving of the notice provided for below in this section 2 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and (B) who complies with the notice procedures set forth below in this section 2.

(b)  In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, such person must have given (i) timely notice thereof in proper written form to the Secretary of the Corporation at the principal executive offices of the Corporation in accordance with this section 2 and (ii) the representation and agreement with respect to each candidate for nomination as required by, and within the time period specified in section 2(e).

(c)  To be timely under section 2, a Nominating Shareholder's notice to the Secretary of the Corporation must be made:

(i)  in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is called for a date that is less than 40 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the tenth (10th) day following the Notice Date; and

(ii)  in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this section 2(c).

(d)  To be in proper written form, a Nominating Shareholder's notice to the Secretary of the Corporation under section 2(b)(i), must set forth:

(i)  as to each person whom the Nominating Shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the person as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, (D) a statement as to whether such person would be "independent" of the Corporation (within the meaning of sections 1.4 and 1.5 of National Instrument 52-110 - Audit Committees of the Canadian Securities Administrators, as such provisions may be amended, or pursuant to any regulations or statutes which may supersede such provisions, from time to time) if elected as a director at such meeting and the reasons and basis for such determination and (E) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws; and

(ii)  as to the Nominating Shareholder giving the notice, (A) any information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws, and (B) the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the Nominating Shareholder as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice.

(e)  To be eligible to be a candidate for election as a director of the Corporation and to be duly nominated, a candidate must be nominated in the manner prescribed in this section 2 and the candidate for nomination, whether nominated by the board or otherwise, must have previously delivered to the Secretary of the Corporation at the principal executive offices of the Corporation, not less than 5 days prior to the date of the Meeting of Shareholders, a written representation and agreement (in form provided by the Corporation) that such candidate for nomination, if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Corporation applicable to directors and in effect during such person's term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).

(f)  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this section 2; provided, however, that nothing in this section 2 shall be deemed to preclude discussion by a shareholder (as distinct from nominating directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(g)  Notwithstanding any other provision to this section 2, notice or any delivery given to the Secretary of the Corporation pursuant to this section 2 may only be given by personal delivery, facsimile transmission or by email (provided that the Secretary of the Corporation has stipulated an email address for purposes of this notice, at such email address as stipulated from time to time), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Secretary at the address of the principal executive offices of the Corporation; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

(h)  In no event shall any adjournment or postponement of a Meeting of Shareholders or an announcement thereof commence a new time period for the giving of a Nominating Shareholder's notice as described in section 2(c) or the delivery of a representation and agreement as described in section 2(e).

(i)  Notwithstanding the foregoing provisions of this section 2, the provisions of this section 2 shall not take effect until approved by shareholders at a Meeting of Shareholders.

 ADOPTED AND APPROVED by the directors of the Corporation as of the 13th day of December, 2019 as evidenced by the signature of the Chief Executive Officer endorsed below.

_____________________________________
David Sealock

 CONFIRMED by the shareholders of the Corporation as of the 13th day of December, 2019, as evidenced by the signature of the Chief Executive Officer endorsed below.

_____________________________________
David Sealock

SCHEDULE "C"

AUDIT COMMITTEE CHARTER

(see attached)

PETROTEQ ENERGY INC.

(the "Company")

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I. PURPOSE

The Audit Committee is a committee of the board of directors (the "Board") of the Company. The function of the Audit Committee is to assist the Board in fulfilling its responsibilities to the shareholders of the Company, the securities regulatory authorities and stock exchanges, the investment community and others by:

(a) reviewing the annual and interim (quarterly) financial statements, related management discussion and analysis ("MD&A") and, where applicable, other financial information disclosed by the Company to any governmental body or the public, prior to its approval by the Board;

(b) overseeing the review of interim (quarterly) financial statements and/or MD&A by the Company's external auditor;

(c) recommending the appointment and compensation of the Company's external auditor, overseeing the external auditor's qualifications and independence and providing an open avenue of communication among the external auditor, financial and senior management and the Board;

(d) directly overseeing the work of the external auditor on the audit of annual financial statements; and

(e) monitoring the Company's financial reporting process and internal controls and compliance with legal and regulatory requirements related thereto.

The Audit Committee should primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter. However, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP"), to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls, as these are the responsibility of management and in certain cases the external auditor.

II. COMPOSITION

1. The Audit Committee shall have a minimum of three members.

2. Every Audit Committee member must be a director of the Company. The Audit Committee shall be comprised of such directors as are determined by the Board, each of whom shall be independent within the meaning of National Instrument 52-110 - Audit Committees ("NI 52-110") of the Canadian Securities Administrators (or exempt therefrom), and free of any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. Pursuant to the Business Corporations Act (Ontario) (the "OBCA") the majority of the Audit Committee members must not be officers, nor employees of the Company or any of its affiliates.

3. All members of the Audit Committee must have (or should gain within a reasonable period of time after appointment) a working familiarity with basic finance and accounting practices and otherwise be financially literate within the meaning of NI 52-110 (or exempt therefrom). Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

4. The members of the Audit Committee shall be elected by the Board on an annual basis or until their successors shall be duly appointed. Audit Committee members shall hold office until the next annual meeting of shareholders subsequent to their appointment.

5. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

6. The Secretary of the Audit Committee will be appointed by the Chair.

7. Any member of the Audit Committee may be removed or replaced at any time by the Board and shall cease to be a member of the Audit Committee on ceasing to be a Director. The Board may fill vacancies on the Audit Committee by election from among the directors on the Board. If and whenever a vacancy shall exist on the Audit Committee, the remaining members may exercise all its powers so long as a quorum remains.

III. DUTIES AND RESPONSIBILITIES

1. The Audit Committee shall review and recommend to the Board for approval:

(a) the Company's annual and interim financial statements, including any certification, report, opinion or review rendered by the external auditor, and review related MD&A;

(b) press releases of the Company that contain financial information;

(c) other financial information provided to any governmental body, stock exchange or the public as they see fit

(d) documents referencing, containing or incorporating by reference the annual audited consolidated financial statements or interim financial results (e.g., prospectuses, press releases with financial results and Annual Information Form - when applicable) prior to their release; and

(e) any other matter not mentioned herein but otherwise required pursuant to applicable laws, including, without limitation, NI 52-110 and the OBCA.

2. The Audit Committee, in fulfilling its mandate, will:

(a) satisfy itself that adequate internal controls and procedures are in place to allow the Chief Executive Officer and the Chief Financial Officer to certify financial statements and other disclosure documents as required under securities laws;

(b) review with management relationships with regulators, and the accuracy and timeliness of filing with regulatory authorities (when and if applicable);

(c) ensure that adequate procedures are in place for the review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements and periodically assess the adequacy of those procedures;

(d) recommend to the Board the selection of the external auditor, consider the independence and effectiveness and approve the fees and other compensation to be paid to the external auditor;

(e) review the performance of the external auditor and approve any proposed discharge and replacement of the external auditor when circumstances warrant;

(f) review the annual audit plans of the internal and external auditors of the Company;

(g) oversee the work of the external auditor engaged for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Company;

(h) monitor the relationship between management and the external auditor including reviewing any management letters or other reports of the external auditor and discussing any material differences of opinion or disagreements between management and the external auditor;

(i) periodically consult with the external auditor out of the presence of management about significant risks or exposures, internal controls and other steps that management has taken to control such risks, and the fullness and accuracy of the organization's financial statements. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

(j) arrange for the external auditor to be available to the Audit Committee and the full Board as needed. Ensure that the auditors communicate directly with the Audit Committee and are made accountable to the Board and the Audit Committee, as representatives of the shareholders to whom the auditors are ultimately responsible;

(k) ensure that the external auditors are prohibited from providing non-audit services and approve any permissible non-audit engagements of the external auditors, in accordance with applicable legislation;

(l) review with management and the external auditor the Company's major accounting policies, including the impact of alternative accounting policies and key management estimates and judgments that can materially affect the financial results;

(m) review with management their approach to controlling and securing corporate assets (including intellectual property) and information systems, the adequacy of staffing of key functions and their plans for improvements;

(n) review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company;

(o) review the expenses of the Chairman and President of the Company annually;

(p) establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters and the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters; and

(q) perform such other duties as required by the Company's incorporating statute and applicable securities legislation and policies, including, without limitation, NI 52-110 and the OBCA.

3. The Audit Committee may engage independent counsel and other advisors as it determines necessary to carry out its duties, and may set and pay the compensation of such counsel and advisors. The Audit Committee may communicate directly with the Company's internal and external counsel and advisors.

IV. MEETING PROCEDURES

1. The Audit Committee shall meet at such times and places as the Audit Committee may determine, but no less than four times per year.  The Audit Committee should meet within forty-five (45) days (sixty (60) days in the event the Company is a "venture issuer" (as such term is defined in National Instrument 51-102 - Continuous Disclosure Obligations)) following the end of the first three financial quarters to review and discuss the unaudited financial results for the preceding quarter and the related MD&A, and shall meet within ninety (90) days (one hundred and twenty (120) days in the event the Company is a "venture issuer") following the end of the financial year end to review and discuss the audited financial results for the preceding year and the related MD&A as well as any accompanying press release, or in both cases, by such earlier times as may be required in order to comply with applicable law or any stock exchange regulation.

2. Members of the Audit Committee shall be provided with reasonable notice of the time and place of meetings, which shall be not less than twenty-four (24) hours. The notice period may be waived by all members of the Audit Committee. Each of the Chairman of the Board, the external auditor, the Chief Executive Officer or the Chief Financial Officer shall be entitled to request that any member of the Audit Committee call a meeting.

3. The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. For purposes of performing their duties, members of the Audit Committee shall have full access to all corporate information and any other information deemed appropriate by them, and shall be permitted to discuss such information and any other matters relating to the financial position of the Company with senior employees, officers and the external auditor of the Company, and others as they consider appropriate. The external auditor may, at its option, attend meetings of the Audit Committee.

4. In order to foster open communication, the Audit Committee or its Chair should meet at least annually with management and the external auditor in separate sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or its Chair should meet with management quarterly in connection with the Company's interim financial statements.

5. Meetings of the Audit Committee may be conducted with members in attendance in person, by telephone or by video conference facilities.

6. Quorum for the transaction of business at any meeting of the Audit Committee shall be a majority of the number of members of the Audit Committee or such greater number as the Audit Committee shall by resolution determine.

7. A resolution in writing signed by all the members of the Audit Committee is valid as if it had been passed at a meeting of the Audit Committee.

8. The Audit Committee shall ensure that the Board is aware of matters which may significantly impact the financial condition or affairs of the Company.